<on Country Investors letterhead>

February 23, 2006



As a valued customer, we are pleased to provide you with the annual reports for the investment options you have selected under your Variable Universal Life Insurance Policy or Variable Annuity from COUNTRY Investors Life Assurance Company.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2005. However, they do not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower. Also enclosed is performance information for the period ended January 31, 2006 and the quarter ending December 31, 2005 reflecting applicable product-specific charges.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company







LCI

<on Country Investors letterhead>


February 23, 2006



As a valued customer, we are pleased to provide you with a CD-ROM containing the annual reports for the investment options available under your Variable Universal Life Insurance Policy or  Variable  Annuity  from COUNTRY Investors  Life  Assurance
Company.   These reports provide an update on each portfolio's
investment  holdings and financial information as of  December
31,   2005.   Also  included  on  the  CD-ROM  is  performance
information for the period ended January 31, 2006 and the quarter ending December 31, 2005 reflecting applicable product charges.

The performance information shown in the annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting our Variable Product Service Center in writing at the address listed below or by calling us toll-free at 1-888-349-4658.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company




LCI-CD